This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY WJE-PA-05130-LA-2101490 Allegiant Air, LLC 1201 N. Town Center Drive Las Vegas, NV 89144 Subject: […***…] Reference: Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to Model 737-8-200 aircraft (individually and collectively, Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. Customer has requested a program which will demonstrate the projected maintenance costs for the Aircraft […***…]. In response to Customer’s request, Boeing […***…] as defined in this Letter Agreement […***…]. 1. Covered Aircraft. The Program […***…] in the Purchase Agreement at the time of the execution of this Letter Agreement that is operated by Customer (Covered Aircraft). 2. […***…]. […***…]. 3. […***…]. The Program will […***…]. 4. […***…] Maintenance. The maintenance […***…] subject to the conditions and limitations described in this Letter Agreement. 5. […***…]. 5.1 […***…].

WJE-PA-05130-LA-2101490 Page 2 BOEING PROPRIETARY 5.2 […***…]. 5.3 […***…]: (i) […***…]; (ii) […***…]: (a) […***…] (b) […***…] (iii) […***…] (a) […***…] (iv) […***…]. 5.4 […***…]. 5.5 […***…]. 5.6 […***…]. 5.7 […***…]. 5.8 […***…]. 5.9 […***…]. 5.10 […***…]. 5.11 […***…]. 6. Calculation of […***…]. 6.1 No later than […***…] prior to delivery of the first Covered Aircraft, Customer will provide to Boeing all labor and material maintenance cost data and operational assumptions for Customer’s […***…] fleet covering the most recent […***…] of operation […***…], in a format as described in Attachment C. Customer will report costs in Customer's currency and define this currency where applicable in Attachment C. 6.2 Using the methodology set forth in Attachment B, Boeing will […***…]. 6.3 […***…].

WJE-PA-05130-LA-2101490 Page 3 BOEING PROPRIETARY 6.4 Boeing may […***…] if the number of Covered Aircraft, the delivery schedule, or the operational assumptions described in Attachment A change. Such adjustments shall be substantiated by Boeing to Customer’s reasonable satisfaction. 7. Reporting of Actual Maintenance Data. 7.1 Within […***…] after the last day of each Reporting Period Customer will provide to Boeing general information and the Reported Maintenance Cost using the format defined in Attachment C. Customer will provide costs in Customer's currency and define this currency where applicable in Attachment C. 7.2 Failure to provide the data specified in Article 7.1 to Boeing within the specified ninety (90) day period will constitute Customer’s acknowledgment that the performance of the Covered Aircraft complies with the Program Commitment. If Customer does not provide the aforementioned data […***…] Reporting Periods after the Program Implementation Date, then the Program automatically terminates and all obligations described in this Letter Agreement will cease. 8. Calculation of […***…]. 8.1 Subject to the limitations described in Article 10, within […***…]after receiving Customer's report in accordance with Article 7 for each Reporting Period, Boeing will use such Customer provided data and the methodology in Attachment B to […***…] for the Covered Aircraft as of the end of such Reporting Period and will provide to Customer a report […***…]. 8.2 […***…], Customer will, upon request, submit to Boeing sufficient information to allow Boeing to verify: 8.2.1 the data reported by Customer pursuant to Article 7; 8.2.2 the data reflects the assumptions as described in Attachment A, that were relied upon in developing the […***…]; and 8.2.3 the data is consistent with all provisions of this Letter Agreement. 8.3 […***…], Customer submits to Boeing such information necessary for Boeing to: 8.3.1 […***…]; and 8.3.2 […***…]. 8.4 At Customer’s request Boeing will provide Customer information to verify the data described in Articles 8.1 and 8.3 and the calculations used to produce that data. 9. […***…]

WJE-PA-05130-LA-2101490 Page 4 BOEING PROPRIETARY 9.1 […***…]: 9.1.1 […***…]; 9.1.2 […***…]; 9.1.3 […***…]; 9.1.3.1 […***…]. 9.1.4 […***…]. 9.2 […***…]. 10. Conditions and Limitations. 10.1 If, […***…], Boeing or any supplier issues service bulletins, service letters or other written instructions […***…], Customer and its subcontractors will comply with such instructions […***…] within a period of […***…] after issuance of such instructions […***…] to Customer's facility, or such longer period as may be mutually agreed by the parties (Response Period). If Customer or any of its subcontractors do not Comply within the Response Period, then after expiration of such Response Period […***…]. 10.2 Customer will promptly notify Boeing in writing of any variations in its […***…] or procedures or […***…] which would affect the proper reporting of […***…]. Boeing will make […***…] to reflect the effect of any such variations. 10.3 Upon reasonable notice to Customer, Boeing will have the right to […***…]. Customer will also make reasonable efforts to […***…] to the Covered Aircraft. Boeing will have the right to […***…] in performing such maintenance. Boeing will provide Customer written notification of its […***…]. 10.4 Upon reasonable notice to Customer, Boeing may […***…]. 10.5 […***…]: (i) […***…]. (ii) […***…]. (iii) […***…]. (iv) […***…]. (v) […***…]. (vi) […***…]. (vii) […***…].

WJE-PA-05130-LA-2101490 Page 5 BOEING PROPRIETARY (viii) […***…]. (ix) […***…]. (x) […***…]. (xi) […***…]. (xii) […***…]. (xiii) […***…]. (xiv) […***…]. (xv) […***…]. (xvi) […***…]. (xvii) […***…]. 10.6 The Program will be suspended […***…]. The Program will resume […***…] as of the end of any Reporting Period during the Program Term will exclude […***…] and […***…] during any Reporting Period in which the Program was suspended […***…]. The Program will not be […***…]. 11. Notice. 11.1 All reports submitted to Boeing will be addressed to the attention of: Director - BCA Warranty and Product Assurance Boeing Commercial Airplanes P.O. Box 3707 Mail Code 21-24 Email: BCAG.CorresMgnt@boeing.com Fax: 425-237-1706 Seattle, Washington 98124-2207 11.2 All reports submitted to Customer will be addressed to the attention of: Allegiant Air, LLC 1201 N. Town Center Drive Las Vegas, NV 89144 […***…] 12. Exclusive Remedy. The remedies provided in Article 9 of this Letter Agreement are Customer’s exclusive remedies with respect to the Program and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise with respect to the Program. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise under the Program.

WJE-PA-05130-LA-2101490 Page 6 BOEING PROPRIETARY 13. DISCLAIMER, RELEASE AND EXCLUSION. THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA. 14. Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. 15. Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non-disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or Advance Payments) under the Purchase Agreement, Customer shall be entitled to disclose such information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms).

WJE-PA-05130-LA-2101490 Page 7 BOEING PROPRIETARY ACCEPTED AND AGREED TO this Date: ALLEGIANT AIR, LLC THE BOEING COMPANY By: By: Name: Name: […***…] Title: Title: Attorney-In-Fact

WJE-PA-05130-LA-2101490 Page 8 BOEING PROPRIETARY ATTACHMENT A MAINTENANCE COST ASSUMPTIONS Reference: Letter Agreement No. WJE-PA-05130-LA-2101490 to Agreement No. PA- 05130 Purchase Agreement) and […***…] Subject: Data reported pursuant to Article 5.1 of the referenced Letter Agreement. All data in the tables below are for baseline purposes only. General Assumptions […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Benchmark Aircraft Maintenance Assumptions Planned Interval Check Yield […***…] […***…] […***…] On-Airplane […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Off-Airplane […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Covered Aircraft Maintenance Assumptions Planned Interval Check Yield […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…]

WJE-PA-05130-LA-2101490 Page 9 BOEING PROPRIETARY

WJE-PA-05130-LA-2101490 Page 10 BOEING PROPRIETARY ATTACHMENT B ADJUSTMENTS Boeing will adjust as described in this Attachment B the […***…] submitted, the […***…] reported and […***…] reported. 1. Currency Exchange Rate. Boeing will […***…] submitted in the Customer’s currency to U.S. Dollars by multiplying such reported costs by the applicable exchange rate published in the U.S. edition of the Wall Street Journal on the day (not including weekends or U.S. national holidays) nearest to the midpoint of the applicable Reporting Period. 2. […***…]. 2.1 […***…]. 2.2 […***…]. 3. […***…]. […***…]:

WJE-PA-05130-LA-2101490 Page 11 BOEING PROPRIETARY ATTACHMENT B ADJUSTMENTS (CONTINUED) 3.1 […***…]. 3.2 […***…]. 3.3 […***…]: (i) […***…]; (ii) […***…]; (iii) […***…]; […***…] (iv) […***…]. 3.4 Boeing will […***…] by the Relative Difference to determine the […***…] for the Covered Aircraft.

WJE-PA-05130-LA-2101490 Page 12 BOEING PROPRIETARY ATTACHMENT B ADJUSTMENTS (CONTINUED) 4. Reporting Period Adjustments. 4.1 The reported […***…] for a Reporting Period and the reported […***…] for a Reporting Period will be revised to values expressed in the […***…] published for the […***…] to the […***…] published during […***…] of the applicable Reporting Period. 4.2 The reported […***…] for a Reporting Period and the reported […***…] for a Reporting Period will be revised by multiplying the reported (i) […***…], and (ii) […***…] by the ratio of the […***…] specified in the operational assumptions to the […***…] as reported. 4.3 Recalculation of […***…]. 4.3.1 Covered Aircraft. The […***…] is based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, the […***…] will be recalculated for that Reporting Period to address […***…]. 4.3.2 Delivery Schedule. The […***…] is based on the delivery schedule of Covered Aircraft as described in Table 1 of the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, the […***…] will be recalculated for that Reporting Period and subsequent Reporting Periods to address […***…]. 4.3.3 Furthermore, if Customer updates any operational assumptions, Boeing may adjust the […***…]as appropriate. For example, Boeing may adjust for assumptions such as: (i) […***…]; (ii) […***…]; (iii) […***…]; (iv) […***…]; and (v) […***…]. 4.3.4 Boeing will provide Customer any recalculated […***…] for the applicable Reporting Period.

This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 13 BOEING PROPRIETARY ATTACHMENT C […***…] BENCHMARK DATA / REPORTED […***…] Reference: Appendix C to Agreement No. PA-05130 (Purchase Agreement) and […***…] Subject: Data reported pursuant to Article 5.1 of the referenced Letter Agreement General Information Year Average Number of Aircraft Fleet Flight Hours Aircraft Model Average Aircraft Age (years) Fleet Cycles Maintenance Cost Information Check Interval […***…] […***…] Planned Actual # Checks […***…] […***…] […***…] […***…] […***…] […***…] On-Airplane Line Maintenance N/A Minor or “A” Check Major or “C” Check Heavy or “D” Check Off-Airplane Brakes Wheels, Tires Landing Gear APU

WJE-PA-05130-LA-2101490 Page 14 BOEING PROPRIETARY Other Components N/A